Supplement to the
Fidelity Advisor® Multi-Asset Income Fund
Class A, Class M, Class C, Class I and Class Z
March 1, 2022
STATEMENT OF  ADDITIONAL INFORMATION

The following information replaces similar information found under the “Loans” heading of the investment limitations that are not fundamental in the “INVESTMENT POLICIES AND LIMITATIONS” section.

The fund does not currently intend to lend assets other than securities to other parties, except by (a) originating and/or making direct loans (b) lending money (up to 15% of the fund’s net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (c) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

AMAI-AMAIIB-22-011.9881422.105	March 30, 2022

Supplement to the
Fidelity Advisor® Multi-Asset Income Fund
March 1, 2022
STATEMENT OF  ADDITIONAL INFORMATION

The following information replaces similar information found under the “Loans” heading of the investment limitations that are not fundamental in the “INVESTMENT POLICIES AND LIMITATIONS” section.

The fund does not currently intend to lend assets other than securities to other parties, except by (a) originating and/or making direct loans (b) lending money (up to 15% of the fund’s net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (c) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

MAIB-22-011.9899275.101	March 30, 2022